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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       April 18, 2003
                                                 ------------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                           0-22387                  31-1469837
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

         110 Riverbend Avenue,      Lewis Center, Ohio                43035
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)










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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number     Description of Exhibit
--------------     ----------------------

10 Purchase and Standstill Agreement executed by and between the Company and members of the Davis Shareholder Block.

99 Press Release Announcing the execution of the Purchase and Standstill Agreement.





ITEM 9.  REGULATION FD DISCLOSURE

On April 18, 2003, the Company entered into an agreement (the "Purchase and Standstill Agreement") to purchase all of the outstanding shares of DCB Financial Corp. common stock currently held by a block of shareholders including
S. Robert Davis (the "Davis Group"), which represents approximately 245,000 shares. The terms of the Purchase and Standstill Agreement provide that the Company will purchase all such shares at the price of $23.75 per common share. The Company intends to hold the repurchased shares as Treasury Stock.

The Purchase and Standstill Agreement also requires the Davis Group to agree to withdraw from the upcoming proxy contest, cease its efforts to win seats on the Company's Board of Directors, and not acquire shares of the Company in the future. In addition, Mr. Wallace E. "Eddie" Edwards, a member of the Davis Group, has agreed separately to withdraw and not pursue his proposal to urge the Directors of the Company to hire an investment banking firm to solicit offers for the purchase of the Company. A copy of the Purchase and Standstill Agreement is attached hereto as Exhibit 10. On April 21, 2003, the Company also issued a press release announcing the execution of the Purchase and Standstill Agreement. A copy of that press release is attached hereto as Exhibit 99.

In light of the repurchase of shares from the Davis Group and the significant revision to the items to be considered at the annual meeting, the Company has elected to postpone its annual meeting and will advise shareholders promptly upon the determination of the rescheduled date.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   April 21, 2003

                                               /s/ Jeffrey T. Benton
                                               --------------------------------
                                               Jeffrey T. Benton
                                               President and CEO






                                  EXHIBIT INDEX

Exhibit
Number                              Description of Exhibit
-------                             ----------------------

10 Purchase and Standstill Agreement executed by and between the Company and members of the Davis Shareholder Block.

99 Press Release Announcing the execution of the Purchase and Standstill Agreement.



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